Exhibit 10.10
                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement




This Marketing Agreement (Agreement) is made and entered into on this 1st day of March, 1999, between IPVoice Communications, Inc., a Nevada Corporation, known as ("IPVC") and Teleco Service International, Inc., 2391 Old Spring Road, Smyrma, GA 30080, the TruePartner Joint Venture, known as (TPJV).

1.   Exclusive Territory

     IPVC grants to TPJV the exclusive right to jointly market, advertise and sell IPVC network and equipment (TrueConnect Gateways) or TrueWeb access (Services) as defined in Appendix A.-1 Wholesale Network Pricing and Appendix A-2 Wholesale TrueConnect Gateway Pricing. The TPJV shall also have the right to market, advertise and sell the Services to be offered through IPVC in the future, the compensation for such activities to be set by agreement of the parties when such services are made available. It is acknowledged that although TPJV is granted a right to market the Services within the Territory as a Master Distributor of IPVC, TPJV shall also have authority to market the Service with the Territory using other agents. The identical terms and conditions of this agreement will apply to agents or partners of TPJV.

2.   Equipment Testing Period (Beta) Terms and Conditions

     Gateways
     A period of thirty (30) days from time of install shall be set aside for the customer to test TrueConnect Gateway features and functions. During this period of time Customer and TPJV agree to work and consult with IPVC staff on any questions, concerns or issues that might arise to ensure that the TrueConnect Gateways meet or exceed Customer's desired performance requirements. Should the TrueConnect Gateways not meet TPJV's reasonable requirements and should IPVC be unable to correct the problem, the Customer shall be allowed to return the Gateway (at the cost of TPJV) to IPVC and IPVC will refund Customer's posted Letter of Credit less a 10% restocking fee. Furthermore, should the TrueConnect Gateway fail to be acceptable under the Beta test requirements (setforth in that document) the Customer shall have no contractual obligations to IPVC. Should TrueConnect Gateways perform and pass Beta Test requirements, IPVC shall have the right to pull the entire Letter of Credit and apply it as payment in full for the tested Gateway(s) on the Customers site. Customer further agrees that all
     TrueConnect   Gateways   must  be  paid  in  full  prior  to  shipping  and
     installation.

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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement




     Voice Quality

     IPVC cannot guarantee voice quality to the Customer because it is not a function of the Gateway itself, but the capabilities of the chosen Internet Provider in that area. Should Customer not have access to IPVC recommended Site and Internet Requirements, IPVC agrees to work with Customer on alternative routes, providers and carriers.

     A. TPJV's Obligations

     TPJV shall work diligently with IPVC staff during the installation and testing period to ensure that the Services are sold as described within the Territory. TPJV has the authority to hire technicians or employees to comply with the obligation. TPJV shall have approved Technical, Installation and User Manuals and Beta Testing reports and is responsible for having materials translated into the major languages spoken within the Territory. TPJV's agents or partners will comply with the terms and limitations of this Agreement. IPVC shall have the right to require TPJV's agents and partners to sign an Addendum to this Agreement to that effect.

     B. IPVC's Obligations

     An IPVC technical representative will travel to Customer's location to install a Gateway and to train Customer's staff on the use of TrueConnect. IPVC will supply TPJV and Customer with details of reporting that will be required during the testing period. IPVC will pay the cost of travel and lodging for the IPVC technical personnel for a maximum of two- (2) travel-days and a five- (5) business-day stay. Should the Customer desire that the IPVC technical person stay longer, the additional expenses will be billed to the Customer unless otherwise approved by IPVC in advance.

3.   Compensation

     In consideration for marketing, advertising and selling by both companies, and the Services as set forth above, TPJV and IPVC will share revenue afterrecovery of IPVC's cost of network.

     In consideration for TPJV purchase of equipment, IPVC revenue sharing will be 50/50 for the term of this agreement.

4.   Billing and Collecting

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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


     A. Collecting will be pre-payment based on estimated usage and Licensing fees, with terms of Net 30 days. IPVC will give TPJV prior credit approval before extending these terms to the Customer. TPJV shall be required to post a Letter of Credit with IPVC on behalf of the Customer, or the Customer shall post a Letter of Credit directly with IPVC for the full purchase price including shipping and handling of the TrueConnect Gateway prior to shipping and installation.

     B. IPVC will, at the end of a thirty-day period, provide TPJV with a detailed invoice. IPVC will also forward to TPJV a complete listing of all revenues credited to the TPJV with the associated calculation of TPJV's shared revenue. In no event will the shared revenue received be held by IPVC for longer than thirty (30) days after either the two-week or month-ending account receivable cycle.

5.   Letter of Credit

     TPJV agrees to provide an Irrevocable Letter of Credit (LOC) from a mutually agreed upon financial institution for one and one-half times the estimated monthly billing for those customers that IPVC will not extend credit to. The LOC shall be adjusted periodically using IPVC procedures to account for variations in the value of billings. In no case shall the LOC be less than one and one-half times the estimated monthly billing. The LOC shall state that if payment is not received by IPVC within 30 calendar days, IPVC shall have the ability to draw on the LOC for the outstanding amount due IPVC (usage charge less TPJV's shared revenue).

6.   Third Party Infringements

     TPJV shall initially have the sole right, in its discretion, to initiate, prosecute or settle legal actions against any person infringing on any intellectual property rights to the Services within the Territory (except any settlement, which would have the effect of denying to IPVC the benefits of this Agreement). Each party shall promptly notify the other of any actual or potential infringement, which becomes known to it. Should TPJV fail to take appropriate and diligent action with respect to any such infringement by a third person, in the sole and absolute discretion of IPVC, then IPVC shall have the right to take such action, at its own expense and in its own name and the right to enforce and collect any judgment thereon. Each party shall cooperate (including appearance for testimony at trials and depositions) with the other party as such party may reasonably request in regard to any legal action brought by a party pursuant to this Section. The party requesting such cooperation shall pay all out-of-pocket costs of the party providing such cooperation.


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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


7.   Confidentiality

     Neither party shall disclose any trade secrets (if it has been designated as such in writing at the time of its original disclosure by one party to the other) to persons other than those bound by the terms of this Agreement or persons who have executed Confidentiality Agreements which require such persons to maintain the confidentiality of such trade secrets to substantially the same extent as required by this Section. Nothing in the foregoing sentence shall prohibit disclosure of any information which is publicly known at or after the time of disclosure, which is already known to the recipient, or which is required to be disclosed by law.

8.   Agreement Not to Compete

     A. TPJV agrees that during the period commencing on the date of this Agreement and continuing until the date two (2) years after this Agreement is terminated, it will not directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, investor, or financier or in any other individual or representative capacity, or otherwise, engage or participate in any business which directly or indirectly competes with the business of IPVC or any TPJV supplying services to IPVC within any country being serviced by IPVC or any TPMD supplying the service to IPVC at the time this Agreement is terminated. TPJV covenants that during the term referenced above, it will not, either for itself or for any other person or entity, except as may be required by the terms of this Agreement either directly or indirectly:
          (1) call on, solicit, take away or hire any customers, employees, principals, lessors, distributors or suppliers or other personnel or independent contractors, of IPVC or any TPJV or TPMD supplying the Services to IPVC, (2) acquire or attempt to acquire rights for providing any product or services in competition with IPVC or any TPJV or TPMD supplying the Services to IPVC, or (3) engage in any act which would interfere with or harm any business relationship with any customer, lessor, employee, principal or supplier of IPVC or any TPJV or TPMD supplying the Services to IPVC.

     B. The parties agree that a breach of the covenants described in this Section will result in substantial damages to IPVC, which would be difficult, if not impossible to ascertain. The TPJV agrees that in the event of such a breach or threatened breach, IPVC shall have the right to a Restraining Order and an Injunction, without bond or other security (all of which is waived) both temporary and permanent, enjoining and restraining any such breach or threatened breach. Such injunctive relief shall be in addition to any other remedy available to IPVC at law or in equity. Nothing in this Agreement shall be construed to prohibit or prevent IPVC from initiating an action or otherwise recovering any damages that may be sustained as a result of the breach or threatened breach by TPJV. TPJV also agrees that IPVC may pursue any remedy available to it, and the pursuit of any one such remedy at any time will

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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


          not be deemed an election of remedies or waiver of right to pursue any other remedy.

     C. Should TPJV breach or violate any term of this Agreement at any time when monies are due and owing to it from IPVC, then all unpaid monies due TPJV shall be subject to offset by the amount of any damages incurred by IPVC, the amount of any attorney fees and other related expenses incurred by IPVC in enforcing this Agreement, and by the amount of any other claims IPVC may have against TPJV.

9.   No Relationship

     The parties to this Agreement are independent contractors only and nothing in this Agreement shall be construed as establishing any agency, joint venture, partnership, fiduciary or other relationship between the parties.

10.  Warranty

     Each party represents and warrants to the other that it has the power and authority to execute and deliver, and to perform its obligations under this Agreement, and that neither the execution or delivery of this Agreement nor the performance of its obligations hereunder will constitute a breach of the terms or provisions of any contract or violate any law or the rights of any third party.

11.  Term and Termination

     The term of this Agreement will commence as of the date first above written and shall continue until the second anniversary of the date of its execution. If either TPJV or IPVC commits a material breach of any material provision of this Agreement, and such breach is not cured within ninety
     (90) days after the date of which notice of breach is provided to the breaching party in writing, the non-breaching party shall have the right to terminate this Agreement upon further thirty (30) day written notice.

12.  Governing Law

     This Agreement shall be governed and construed in accordance with the laws of Florida, USA (excluding any conflicts with laws or rules) and each party submits to the jurisdiction of any state, county or federal court in the State of Florida, USA.

13.  Entire Agreement

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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement



     This Agreement sets forth the entire Agreement or any understanding between the parties as to its subject matter and supersedes all other documents, verbal commitments or understandings made before conclusion of this Agreement, and none of the terms of this Agreement may be amended or modified except in writing signed by both parties.

14.  Assignment

     This Agreement may not be assigned by either party without the prior written consent of the other party except that any party may assign this Agreement to any successor corporation (including the surviving corporation in any consolidation or merger) or assignee of all or substantially all of its business. In the event of such an assignment, the assigning party shall remain jointly and severally liable with the assignee for the full and timely performance by such assignee of the assigning party's obligations hereunder.

15.  Notices

     Any notice, consent or approval required or permitted under this Agreement shall be in writing and shall be delivered to the following addresses (i) personally by hand (ii) by certified mail, postage prepaid with return receipt requested, or (iii) by fax confirmed by such certified mail:

     If to TPJV:
                               Teleco Service International, Inc.
                               2391 Old Spring Road
                               Smyrma, GA  30080
                               E-mail address:
                               Phone number: 770 805 4074
                               Fax number:

     If to:                    IPVoice Communications, Inc.
                               5901 South Middlefield Road, Suite 100
                               Littleton, Colorado 80123
                               E-mail Address: info@ipvoice.net
                               Phone Number: 303.738.1266
                               Fax Number: 303.738.1295

     All notices shall be deemed effective upon the date delivered by hand or sent by fax, or if mailed, as of the date which is five (5) days after the date of mailing. Either party may change its address for notice purposes by notifying the other party of such changes of address in accordance with the foregoing.

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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement




16.  Waivers

     No waiver of any term or condition of this Agreement shall be valid except when made by an instrument in writing expressly waiving such term or condition signed by the waiving party. A waiver by any party of any term or condition of this Agreement in one instance shall not be deemed a waiver of such term or condition for any similar instance in the future or of any subsequent breach. All rights, remedies obligations and agreements contained in this Agreement shall be cumulative and not in limitation of any other remedy, right, obligation or agreement of any other party.

17.  Severability

     If any part of this Agreement is contrary to, prohibited by or deemed invalid under the laws of any jurisdiction, such provision shall, as to such jurisdiction be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidation or affecting the validity or enforceability of such provision in any other jurisdiction.

18.  Specific Performance

     The parties acknowledge that there may be no adequate remedy at law for any violation of sections of this Agreement, and that in addition to any other remedies which might be available, such Sections shall be specifically enforceable in accordance with their terms.

19.  Headings

     Headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or construction under the provision of this Agreement.

20.  Voluntary Agreement

     Each party warrants that before signing this Agreement such party has been fully advised of its contents and meaning, has had legal counsel explain the meaning and legal significance of each and every provision therein, and executes this Agreement freely and voluntarily with full knowledge and understanding of its contents.

21.  Cumulative Remedies

     No remedies or election hereunder shall be deemed exclusive, but shall, whenever possible, be cumulative with all other remedies at law or in equity.


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                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


     22.  Attorney Fees

     In the event any action, proceeding or litigation, judicial or non-judicial, arises out of the subject matter of this Agreement the prevailing party shall be entitled to payment of all costs, expenses and attorney fees incurred.

     23.  Successor/Assigns

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, personal representative and assigns. The parties each agree to take such further action and deliver such ancillary document as may be reasonable or necessary in order to carry out the terms and provision of this Agreement.

     24.  Authority

     Each individual executing this Agreement in a representative capacity warrants to the other party that such person has sufficient authority to bind the party on behalf of whom they are executing this document.

     25.  Duplicate Originals

     Any fully executed copy of this Agreement shall be deemed for all purposes as a duplicate original. All originals and duplicate must be signed before a notary or will be considered invalid.

     EXECUTED by the parties effective as of the date first written above.

                  IPVoice Communications, Inc.

                  By: /s/ Barbara S. Will
                  --------------------------
                  Barbara S. Will, President and COO

 State of    Colorado   )
 County of   Jefferson  )   ss
 Country of  USA        )

Subscribed and sworn to under oath before me on this 25th day of March, 1999.

        /s/ Lillian M. Vader
        ----------------------------
        Notary Public
        8601  Zuni #153, Denver, CO 80221
My Commission Expires 8-12-99


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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement




Teleco Service International, Inc.


By: /s/ Joseph Long
Joseph Long
President


State of Georgia    )
County of Cobb      ) ss
Country of USA      )

Subscribed and sworn to under oath before me on this 22nd day of March, 1999.

    /s/ Julia A. Moulton
    --------------------------
    Notary Public
    2391 Old Spring, Smyrna GA 30080

My Commission Expires 12/01/02

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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement

                                   Appendix A

                          Non-Exclusivity of Territory
                                       Or
                            Exclusivity of Territory


_    IPVoice   Communications   Inc.  and  TPJV  have  agreed  that  IPVC  gives
     non-exclusivity of territory to TPJV.

                                        INIT _______INIT _______



|X| IPVoice Communications Inc. and TPJV have agreed that IPVC gives exclusivity to TPJV in the following Territory. TPJV will purchase the exclusive to market IPVC services in the chosen country. TPJV is entitled to:

   o        Exclusivity.
   o        A Dedicated Sales and Service Contact.
   o        On-site training for sales and service.
   o        Training Manuals, changes and updates as they become available.
   o        Updates on IPVC competitive advantage.
   o        Market Overview and updates.
   o        Detailed information on IPVC products and services.
   o        Wholesale Pricing.
   o        Billing and Collection guidelines.
   o        Newsletter and future product development charts.
   o        Technical Assistance.
   o        Future product development changes.
   o        Regular Agent and TruePartners meetings.

The purchase of the exclusive territory will vary by country and market and has been determined as follows:

1.)  Exclusive Territory is granted to TPJV and is as follows:

                  Territory                          Signing Fee

         a)       USA termination for China                   0
         b)       USA termination for Nicaragua               0
         c)       USA termination for El Salvador             0
         d)       USA termination for Guatemala               0
         e)       USA termination for Honduras                0
         f)       USA termination for Panama                  0


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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement




                             Appendix A (Continued)
                          Non-Exclusivity of Territory
                                       Or
                            Exclusivity of Territory

This is for the right to market and advertise the services and to establish an office. As used in this Agreement, "Service" shall mean domestic, intra-country and international calling services offered through the date of this Agreement, specifically origination and termination in designated calling patterns, international and calling card. TPJV shall also have the exclusive right to market, advertise, and sell the services to be offered through IPVC in the future, the compensation for such activities to be set by agreement of the parties as set forth in Appendix B.

It is acknowledged that although TPJV is given (a) the right to market a geographic territory, and (b) Product and Services; as a TPJV on behalf of IPVC, IPVC also grants authority to TPJV to market said Territory by using TPJV's own agents or direct sales staff.

TPJV Obligations under Exclusive Territory

TPJV shall diligently promote the Service within the Territory. TPJV has the authority to hire agents or employees to comply with the obligations of this Agreement at the sole expense of TPJV. TPJV shall have IPVC pre-approved promotional materials which must be translated into the major languages spoken within the Territory at the sole cost of the TPJV. TPJV's agents or partners will comply with the terms and limitations of this agreement and will sign documentation to that effect. TPJV is responsible for setting up an office, where customer calls can be answered, "IPVoice Communications (country name)," and that sales and service can be handled in a professional manner.

TPJV understands and agrees that IPVC has the right, in its sole and absolute discretion, should the following quota not be met to terminate and/or change TPJV's Country Exclusivity.

QUOTA: 1,000,000 minutes per month per Exclusive Territory after a twelve (12) month ramp.

TPJV understands and agrees that all Gateways are owned by IPVC at conclusion of the Beta Test period.

                                                 INIT _______INIT _______


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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix B

                             TPJV Wholesale Pricing


This Appendix B, dated March 1, 1999 by and between IPVoice Communications, Inc.
(IPVC), a Nevada Corporation, and Teleco Service International, Inc., TruePartner Joint Venture (TPJV), is attached to and made a part of the Agreement between IPVC and TPJV dated March 1, 1999 (the Agreement).

As set forth in this Appendix hereto, payment for Servics shall be determined by the destination and duration of the calls, and at the per minute rates listed in the folowing Schedules. IPVC at it's sole discretion and upon five (5) days advance written notice, may change such rates as it deems necessary unless such changes is required by law, order, rule or regulation, whereupon IPVC will 6promptly notify TPJV of such changes but such notice shall not act as a condition precedent thereto. TPJV agrees to pre- pay for all services and understands that no equipment will be shipped prior to payment. An estimated monthly amount will be posted each month for usage with a true-up at the end of each billing cycle.

Equipment Descriptions listed in Appendices D and E

A.   TrueConnect Gateway Wholesale Pricing for Domestic and International

         Product Sold                       Wholesale Pricing    Retail Pricing
     TrueConnect Gateway
         Domestic    (T/1)                     $49,894.82          $59,894.82
         International (E/1)                   $53,718.22          $63,718.22

     Added Gateways (Pricing does not
     include install or travel)

           Domestic                            $39,894.82          $44,894.82
           International                       $43,718.22          $48,718.22
         T-1 Cards                             $  6,300.00         $  6,500.00
         E-1 Cards                             $  6,500.00         $  6,700.00


B. TrueConnect Gateway's using MultiCom software but no network applications or resell of of minutes:

Per Customer Location:
     Pricing not available at this time.

Should market conditions change, IPVC reserves the right to modify the pricing structure.

     "Net Revenues" shall mean gross revenues actually received by IPVC or TPJV for sales of the services defined in this Agreement, less IPVC's cost of, but not limited to, taxes, duties, discounts, license fees, equipment, network, labor, refunds and administrative costs. Both IPVC and TPJV shall determine rates and commissions for any IPVC network used by TPJV customer switching in TPJV's Territory.

In order to stay competitive and in order to maximize return, IPVC shall require in the event an 800-toll free access number is being used, that the number be changed periodically.


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


                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement

                             Appendix B (Continued)

TPJV specifically agrees to contact customers to make the required number changes within two (2) weeks of receipt of notice from IPVC. IPVC will give a minimum of two weeks notice after which toll free number change is required. IPVC may invalidate this Agreement if TPJV fails to make the required changes without agreed written notice from IPVC for delays.



  IPVoice Communications, Inc.

   By:  __________________________
   Barbara S. Will, President and COO


  Teleco Service International, Inc.

   By:  __________________
   Joseph Long, President



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


                          IPVoice Communications, Inc.
                      TruePartner Joint Venture Agreement

                                   Appendix C

                                  Contact Form

This contact form must be filled out, dated and submitted to IPVoice by mail, fax or e-mail for every potential customer, distributor, sub-agent or client that the TPJV proposes to list in its base of working accounts. TPJV understands and agrees that should submitted contact not sign an agreement after one-year from the time it was submitted to IPVoice, IPVoice shall have the right to contact and sell directly. (Unless otherwise agreed to in writing)


DATE SUBMITTED_______________________________________

SUBMITTED BY: ______________________ RECEIVED BY: _______________________

CUSTOMER'S NAME: ________________________________________________________
CONTACTS NAME: __________________________________________________________

DAYTIME OR OFFICE PHONE NUMBER: _____________________________________

AFTER HOURS NUMBER: ____________________________________________________

FAX NUMBER: _________________________E-MAIL ADDRESS: ___________________

ADDRESS: ______________________________________________________________

CITY/STATE/COUNTRY: _________________________________________________
ZIP___________________

COMMENTS: ____________________________________________________________________

PROGRAMS/SERVICES OR PRODCTS ARE UNDER NEGOTIATIONS:


                                                            Confidential /s/ JAL
                                                                        03/01/99

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix D

                               TrueConnect Gateway
                      T-1 Applications Sale and Price Sheet

Description

     USA Domestic and some International Locations. Each TrueConnect Gateway is set up with (2) T-1 Cards and has the capacity to hold (4) T-1 Cards. Each card should be able to handle 250,000 minutes per month. To insure optimum performance, IPVoice recommends that you DO NOT operate your Gateways with
     (4) Cards. As minutes grow, Gateway can be added to support growth.

Sales Price:

     First TrueConnect Gateway                            _________
     TrueConnect Gateway Adds                             _________
     T-1 Cards                                            _________

Licensing Fees for MultiCom

     Set up Fee of   $5000.00
     Monthly Fee of  $5000.00 or $0.0025 per call record (which is ever greater)

Equipment

     (1)     One each of the following:
             Computer with Keyboard, Sound Card, Monitor, Network Card, Windows, NT Server, Network Hub, Surge Protection, Cable, Modem, Manual

Hardware

       One each of the following:
             AGRT2S, TX3000, Fusion 2.0 for NT, G.723.1, H.323 Stack

Other Hardware and Qty

         2        AG-T1+RT2 Cards
         48       G.723.1 runtime
         48       H.323 runtime

Software

         MultiCom Software
         TrueConnect Switch Software
         PCAnywhere Software

Shipping and handling
          Cost will vary.

                                                            Confidential /s/ JAL
                                                                        03/01/99

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement



                                   Appendix E

                               TrueConnect Gateway
                      E-1 Applications Sale and Price Sheet

 Description
     For use in most International Locations.
     Each TrueConnect Gateway is set up with (2) E-1 Cards and has capacity to hold (4) E-1 Cards. Each card should be able to handle 250,000 minutes per month. To insure optimum performance, IPVoice recommends that you DO NOT operate your Gateways with (4) Cards. As minutes grow Gateway, can be added to support growth.

 Sales Price:
     First TrueConnect Gateway
     TrueConnect Gateway Adds
     E-1 Cards

 Licensing Fees for MultiCom
     Set up Fee of   $5000.00
     Monthly Fee of  $5000.00 or $0.0025 per call record (which is ever greater)

 Equipment
     One each of the following:
          Computer with Keyboard, Sound Card, Monitor, Network Card, Windows, NT Server, Network Hub, Surge Protection, Cable, Modem, Manual

 Hardware
     One each of the following:
          AGRT2S, TX3000, Fusion 2.0 for NT, G.723.1, H.323 Stack

 Other Hardware and Qty
     2        AG-E1+RT2 Cards
     60       G.723.1 runtime
     60       H.323 runtime

 Software
     MultiCom Software

Shipping and handling
     Cost will vary.


                                                            Confidential /s/ JAL
                                                                        03/01/99

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix F

                      TrueConnect System/Site Requirements
                             Last Revised: 10/23/98


This document outlines the system and site requirements needed to install and operate a TrueConnect Internet Telephony Gateway.

Primary Gateway Hardware (Provided by IPVoice):

Chassis:  19" Rack  Mountable
CPU:  Intel  266Mhz CPU with 64 MB Ram
Disks: 3-5GB  Hard Disk  with  CD-ROM
PSTN:  IPVoice  T1/E1/  Analog Interface  Card
VoIP:   IPVoice  PSTN/VoIP   Translator  Card

Software Configuration  (Provided by IPVoice):

Windows NT 4.0 Server
TrueConnect  Call Control v1.0
MultiCom  Billing v3.3 Access  Included

Optional   Components:

Additional  IPVoice T1/E1/PSTN  Interface  cards
Site  Requirements  (Provided  by TruePartner):
T1/E1 to the local PSTN for local termination/origination (bi-directional)
Dedicated connection to  the  Internet   Backbone  (High  Bandwidth)
10/100Base-T Ethernet connection Cable
Dedicated  IP  Address  for  the TrueConnect  Gateway
Dedicated Phone Line at Install Site (for emergency access to gateway) 8-Port 10-Base-T Hub (If required by ISP)
Uninterruptable Power Supply (UPS)





                                                            Confidential /s/ JAL
                                                                        03/01/99

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement


                                   Appendix G

                       Pre Installation Testing Procedures


 o1. Customer must aquire a facility providing both Internet connectivity and PSTN connectivity

 o2.  Customer must obtain a unique IP Address for the TrueConnect Gateway

 o3.  Customer must provide the IP Address of the Gateway to IPVoice

 o4. Customer must provide the IP Address of the router that will be used for the gateway

 o5.  Customer must conduct latency testing and transmit this data to IPVoice

 o6.  Customer must obtain Internet access from their office. (Dial-Up or LAN)


                                 Latency Testing

 o1. Customer must set up a computer at the facility using the IP address for the Gateway

o2. Run the "ping" utility continuously for a period no less than 72 hours. (Target IP Address for the ping is: 204.181.36.24)

o3.  Send the output to IPVoice




                                                           Confidential /s/ JAL
                                                                        03/01/99

                          IPVoice Communications, Inc.
                       TruePartner Joint Venture Agreement

                                   Appendix H

                       Beta Testing Fuctionality Checklist

 MULTICOM
1.  Remote Access via Procomm 3.+
     (Requires  Internet   Connection  from  Office  Site)
2.Customer  Management
3.Customer Invoicing
4.Agent Management
5.Account  Management
6.System Reports (printing requires HP III compatible Laser Printer) 7.Real-Time Traffic Information
8.Debit Card Creation and Management
9.Rate Table Management

 TRUECONNECT GATEWAY
1.Receive and Authorize Inbound Customer Calls
2.Terminate Customer Calls
3.Rate Calls and Debit Customer Accounts
4.Basic Voice Prompts (English)





                                                            Confidential /s/ JAL
                                                                        03/01/99